SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment #2

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2005

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Utah	333-29903	30-0123229

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	style='font-size:10.0pt'>(I.R.S. Employer Identification No.)

503 Washington Avenue

Suite 2D

Newtown, Pennsylvania 18940

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 781-246-7512

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

r	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

r	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

r	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

r	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 26, 2005, Sovereign Exploration Associates International, Inc. ("SEAI") filed Form 8-K in order to report the execution of the Exchange Agreement dated October 17, 2005 between the Cali Holdings, Inc. and the Company.  Although a copy of the Exchange Agreement was attached as an Exhibit to the Form 8-K, the exhibits to the Exchange Agreement were inadvertently not attached.  Therefore, the Company is filing this amended Form 8-K to include the Exchange Agreement and all of its exhibits.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

2.01	Exchange Agreement dated October 17, 2005 by and between Cali Holdings Inc. and Sovereign Exploration Associates International Inc., including all exhibits to the Agreement

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN EXPLORATION ASSOCIATES
INTERNATIONAL INC.

By:	/s/ Robert D. Baca
Robert D. Baca
Chief Executive Officer

Dated: May 3, 2005